                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

      THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "AMENDMENT") dated as of August 30, 2004, is by and between AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "BORROWER"), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the "GENERAL PARTNER"), PETROLANE INCORPORATED, a Pennsylvania corporation ("PETROLANE"; the General Partner and Petrolane are, on a joint and several basis, the "GUARANTORS"), each of the Banks that is a signatory hereto (collectively, the "BANKS"), WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA"), as administrative agent for the Banks (in such capacity , together with its successors and assigns in such capacity, the "AGENT"), Issuing Bank and Swingline Bank. CITICORP USA, INC., as Syndication Agent, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Documentation Agent (the Syndication Agent and Documentation Agent are collectively referred to herein as the "OTHER AGENTS"). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement (as defined below) are used herein as defined therein.

                                   WITNESSETH:

      WHEREAS, the Borrower, the Guarantors, the Agent, the Other Agents and the Banks are parties to that certain Credit Agreement dated as of August 28, 2003 (as in effect on the date hereof, the "CREDIT AGREEMENT");

      WHEREAS, the Borrower and Guarantors have requested that the Agent, the Other Agents and the Banks agree to certain modifications to the terms of the Credit Agreement, including, without limitation, a request that the Maturity Date be extended for a period of two (2) years; and

      WHEREAS, the Agent, the Other Agents and the Banks have agreed to make such modifications on the terms and conditions set forth in this Amendment;

      NOW THEREFORE, the parties hereto hereby agree as follows:

      Section 1. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

            1.01. Definitions.

            (a) Section 1.1 of the Credit Agreement shall be amended by amending and restating the following definitions to read as follows:

            "ACQUISITION LOAN TERMINATION DATE" means the earlier to occur of:

                  (a) October 15, 2008; and

                  (b) the date on which the Acquisition Commitments terminate in accordance with the provisions of this Agreement.

            "APPLICABLE MARGIN" means

                  (i) with respect to Base Rate Loans, 0%; and

                  (ii) with respect to Eurodollar Rate Loans,

            the applicable margin set forth below at such time as a Pricing Tier (the "PRICING TIER") set forth below is applicable:

Pricing Tier             Funded Debt Ratio                  Margin
------------             -----------------                  ------
I                   Less than or equal to 2.25x             1.0000%

II                  Greater than 2.25x but less than or
                    equal to 2.75x                          1.2500%

III                 Greater than 2.75x but less than or
                    equal to 3.25x                          1.3750%

IV                  Greater than 3.25x but less than or
                    equal to 3.75x                          1.6250%

V                   Greater than 3.75x but less than or
                    equal to 4.25x                          1.7500%

VI                  Greater than 4.25x but less than or
                    equal to 4.75x                          2.0000%

VII                 Greater than 4.75                       2.2500%

            For the purpose of determining the applicable Pricing Tier above and subject to the last sentence of this paragraph, EBITDA shall be determined as at the end of each fiscal quarter for the four fiscal quarters then ending and Funded Debt shall be determined as at the end of each fiscal quarter for which such calculation is being determined. Pricing changes shall be effective on the later of (i) 45 days after the end of each of the first three fiscal quarters of each fiscal year and 90 days after each fiscal year end and (ii) the Agent's receipt of financial statements hereunder for such fiscal quarter or fiscal year; provided, however, that if the financial statements are not delivered when due in accordance with Section 7.1, then Pricing Tier VII shall apply as of the first Business Day after the date on which such financial statements were required to have been delivered until the date upon which such financial statements are delivered to the Agent. For the period from the Closing Date through December 29, 2003, the applicable Pricing Tier shall be determined by reference to the Compliance Certificate delivered pursuant to Section 5.1(k).

            "REVOLVING TERMINATION DATE" means the earlier to occur of:

                  (a) October 15, 2008, as such date may be extended pursuant to
            Section 2.15 hereof; and

                  (b) the date on which the Revolving Commitments terminate in accordance with the provisions of this Agreement.

            1.02. Fee Letter. Section 2.10(a) of the Credit Agreement shall be deleted in its entirety and the following is substituted in its place:

            "(a) Arrangement, Agency Fees. The Borrower shall pay all fees as required by the letter agreement ("FEE LETTER") among the Borrower, the Agent and the Arranger dated July 27, 2004."

            1.03. Schedule 2.1. Schedule 2.1 of the Credit Agreement shall be deleted in its entirety and Schedule 2.1 attached hereto is substituted in its place.

      Section 2. Consent to Amendment No. 2 to each Security Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Agent, the Other Agents and the Banks hereby consent to the amendment and restatement of Section 2.10(a) of General Security Agreement and Section 2.10(a) of the Subsidiary Security Agreement to read substantially as set forth in Schedule 1 and Schedule 2 hereto respectively.

      Section 3. Representations and Warranties. The Borrower and each Guarantor represent and warrant to the Agent and each Bank that:

            (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

            (b) This Amendment has been duly executed and delivered by the Borrower or Guarantor, as applicable, and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (c) No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment.

            (d) The representations and warranties set forth in Article VI of the Credit Agreement (Sections 6.1 through 6.14 and Sections 6.17 through 6.23 with respect to the Borrower; Section 6.15 with respect to Petrolane; and
Section 6.16 with respect to the General Partner), as amended hereby, are true and correct in all material respects on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" includes reference to this Amendment and the Credit Agreement as amended by this Amendment.

            (e) With respect to the Borrower, the representations and warranties contained in the General Security Agreement (except those certain representations and warranties contained in the General Security Agreement that refer to the Schedules or Annexes of the General Security Agreement) are true and correct in all material respects on and as of such date, as though made on and as of such date except as affected by the completion of the transactions referred to herein.

            (f) There has occurred since June 30, 2004, no event or circumstance that has resulted in, or presents a reasonable likelihood of having, a Material Adverse Effect.

            (g) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof (before and after giving effect to the Amendment).

            (h) There are no set-offs or defenses against the Notes, the Credit Agreement as amended by this Amendment or any other Loan Document.

      Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            4.01. Execution. This Amendment shall have been executed and delivered by the Borrower, the Guarantors, the Agent, the Other Agents and the Banks, and the Consent attached hereto shall have been executed and delivered by the Restricted Subsidiaries.

            4.02. Documents. The Agent shall have received the following documents, each of which shall be in form and substance satisfactory to the
Agent:

            (a) Resolutions; Incumbency.

                  (i) Copies of partnership authorizations for the Borrower and resolutions of the board of directors of each Guarantor authorizing the transactions contemplated hereby to which it is a party, certified as of the date hereof by the Secretary or an Assistant Secretary of such Person; and

                  (ii) A certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor certifying the names and true signatures of its officers authorized to execute, deliver and perform, as applicable, on behalf of such Person, the Loan Documents to which it is a party.

            (b) Good Standing. A good standing certificate for the Borrower and each Guarantor from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or organization, as applicable (in no case earlier than 60 days prior to the date hereof).

            (c) Legal Opinions. An opinion of Morgan, Lewis & Bockius LLP, special counsel for the Borrower and Guarantor, in form and substance reasonably satisfactory to the Agent.

            (d) Other Documents. Such other approvals, opinions, documents or materials as the Agent may reasonably request.

            4.03. Fees. Receipt by the Agent of all fees required to be received in connection with this Amendment.

      Section 5. Expenses. The Borrower shall pay (a) all out-of-pocket expenses of the Agent (including reasonable fees and disbursements of counsel for the Agent) in connection with the preparation of this Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof; and (b) all out-of-pocket expenses incurred by the Agent and each of the Banks, including fees and disbursements of counsel for the Agent and each Bank, in connection with any Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Credit Agreement as amended by this Amendment, and the other Loan Documents.

      Section 6. General. References (i) in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder," "hereof" and words of like import referring to the Credit Agreement), and (ii) in the other Loan Documents to "the Credit Agreement" and "the Agreement" (and indirect references such as "thereunder," "thereof" and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

      Section 7. Miscellaneous. Except as herein provided, the Credit Agreement and all other Loan Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                   BORROWER:

                                         AMERIGAS PROPANE, L.P.

                                         By: AMERIGAS PROPANE, INC.,
                                             as General Partner

                                         By: ___________________________________
                                         Name:
                                         Title:

                                   GUARANTORS:

                                         AMERIGAS PROPANE, INC.

                                         By: ___________________________________
                                         Name:
                                         Title:

                                         PETROLANE INCORPORATED

                                         By: ___________________________________
                                         Name:
                                         Title:















                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Agent, Issuing Agent, Swing Line
                                         Agent and a Bank

                                         By: ___________________________________
                                         Name: Lawrence P. Sullivan
                                         Title: Director




















                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         CITICORP USA, INC.,
                                         as Syndication Agent and as a Bank

                                         By: ___________________________________
                                         Name:
                                         Title:



















                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         CREDIT SUISSE FIRST BOSTON, acting
                                         through its Cayman Islands Branch, as
                                         Documentation Agent and as a Bank

                                         By: ___________________________________
                                         Name:
                                         Title:






















                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         MANUFACTURERS AND TRADERS
                                         TRUST COMPANY, a successor in interest
                                         to ALLFIRST BANK, as a Bank

                                         By: ___________________________________
                                         Name:
                                         Title:






















                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         MELLON BANK, N.A.,
                                         as a Bank

                                         By: ___________________________________
                                         Name:
                                         Title:






















                                 Signature Page
                                       to
                      Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         NATIONAL CITY BANK OF
                                         PENNSYLVANIA, as a Bank

                                         By: ___________________________________
                                         Name:
                                         Title:






















                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as a Bank

                                         By: ___________________________________
                                         Name:
                                         Title:






















                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         SUN NATIONAL BANK, as a Bank

                                         By: ___________________________________
                                         Name:
                                         Title:























                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                     CONSENT

Each of the undersigned hereby acknowledges receipt of the foregoing Amendment and hereby acknowledges and reaffirms that its Subsidiary Guarantee and its Subsidiary Security Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects notwithstanding the execution of such Amendment and the consummation of the transactions described or otherwise contemplated therein. Each of the undersigned hereby acknowledges, confirms and ratifies (i) its obligations under the Subsidiary Guarantee and the Subsidiary Security Agreement are valid and binding obligations upon it and (ii) the Subsidiary Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations under the Credit Agreement (before and after giving effect to the Amendment) and the Notes. Each of the undersigned further acknowledges, it possesses no defense, offset, counterclaim, or cross-claim whatsoever to the enforcement of such Subsidiary Guarantee and Subsidiary Security Agreement.

Date: August 30, 2004

                                         AMERIGAS PROPANE PARTS & SERVICE, INC.

                                         By: ___________________________________
                                         Name:
                                         Title:

                                         AMERIGAS EAGLE PROPANE, INC. (formerly
                                         Columbia Propane Corporation)

                                         By: ___________________________________
                                         Name:
                                         Title:

                                         AMERIGAS EAGLE HOLDINGS, INC.
                                         (formerly CP Holdings, Inc.)

                                         By: ___________________________________
                                         Name:
                                         Title:












                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                         AMERIGAS EAGLE PROPANE, L.P.

                                         By: ___________________________________
                                         Name:
                                         Title:

                                         AmeriGas Eagle Parts & Service, Inc.

                                         By: ___________________________________
                                         Name:
                                         Title:

















                                 Signature Page
                                       to
                       Amendment No. 1 to Credit Agreement
                            (AmeriGas Propane, L.P.)

                                   SCHEDULE 1

2.10. Cash Management System: Deposits to the Cash Concentration Account. (a) The Company has established a cash management system whereby the Company and each Restricted Subsidiary have established various local depository accounts and various local disbursement accounts (each, a "LOCAL ACCOUNT"; collectively, the "LOCAL ACCOUNTS") into which cash, checks, drafts, securities, certificates and instruments (the "COLLECTED FUNDS") received by the Company and its Restricted Subsidiaries (and not otherwise deposited directly into the Cash Concentration Account) shall be deposited on each Business Day that such Collected Funds exceed $5,000 or no later than the last Business Day of each calendar week, if no such deposits have been made in such calendar week. The Collected Funds held in any Local Account shall be transferred through the automated clearing-house system to the Cash Concentration Account on each Business Day that such Collected Funds in such Local Account exceed $5,000 or no later than the last Business Day of each calendar week, if no such transfers have been made in such calendar week.

                                   Schedule 1

                                   SCHEDULE 2

2.10. Cash Management System: Deposits to the Cash Concentration Account. (a) Each Assignor has established a cash management system whereby each Assignor and each of its subsidiaries that is a Restricted Subsidiary have established various local depository accounts and various local disbursement accounts (each, a "LOCAL ACCOUNT"; collectively, the "LOCAL ACCOUNTS") into which cash, checks, drafts, securities, certificates and instruments (the "COLLECTED FUNDS") received by such Assignor and such subsidiaries (and not otherwise deposited directly into the Cash Concentration Account) shall be deposited on each Business Day that such Collected Funds exceed $5,000 or no later than the last Business Day of each calendar week, if no such deposits have been made in such calendar week. The Collected Funds held in any Local Account shall be transferred through the automated clearing-house system to the Cash Concentration Account on each Business Day that such Collected Funds in such Local Account exceed $5,000 or no later than the last Business Day of each calendar week, if no such transfers have been made in such calendar week.

                                   Schedule 2

                                   SCHEDULE 2

                                  SCHEDULE 2.1

                           COMMITMENTS AND PERCENTAGES

                                REVOLVING         ACQUISITION           TOTAL          REVOLVING LOAN         ACQUISITION
          LENDER                COMMITMENT         COMMITMENT        COMMITMENT          PERCENTAGE           PERCENTAGE
--------------------------   ---------------    ----------------   ----------------   ----------------       -------------
Wachovia Bank, National
Association                  $    18,285,714    $    13,714,286    $    32,000,000          18.285714%          18.285714%
Citicorp USA, Inc.           $    16,571,429    $    12,428,571    $    29,000,000          16.571429%          16.571429%
Credit Suisse First Boston   $    16,571,429    $    12,428,571    $    29,000,000          16.571429%          16.571429%
Mellon Bank, N.A             $    11,428,571    $     8,571,429    $    20,000,000          11.428571%          11.428571%
PNC Bank, National
Association                  $    11,428,571    $     8,571,429    $    20,000,000          11.428571%          11.428571%
National City Bank of
Pennsylvania                       8,571,429    $     6,428,571    $    15,000,000           8.571429%           8.571429%
Sun National Bank                  8,571,429    $     6,428,571    $    15,000,000           8.571429%           8.571429%
M&T Bank                           8,571,429    $     6,428,571    $    15,000,000           8.571429%           8.571429%
                             ---------------    ---------------    ---------------         ----------          ----------
TOTAL                        $   100,000,000    $    75,000,000    $   175,000,000         100.000000%         100.000000%
                             ---------------    ---------------    ---------------         ----------          ----------

                                  Schedule 2.1